investor presentation • Second Quarter 2023 Exhibit 99.1

forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2022, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp Financial Performance Appendix 4 presentation contents overview 5 Commercial C&I, O-CRE, ABL, Equipment Finance, Treasury, Bannockburn Global Forex Retail Banking Consumer, Small Business Mortgage Banking NASDAQ: FFBC Headquarters: Cincinnati, Ohio Founded: 1863 Banking Centers: 130 Employees: 2,193 Market Cap (6/30/23): $1.9B Dividend Yield (6/30/23): 4.5% CET1 Ratio: 11.30% Wealth Management / Affluent Banking Investment Commercial Real Estate Commercial Finance Oak Street Funding / Franchise Summit Funding Group Lines of Business 2.27% 2Q Adj. PTPP ROAA(2) $17.1B in assets $10.6B/$12.8B loans / deposits $4.9B wealth management (1) 1 Includes brokerage assets under care. 2 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

key investment highlights Proven & sustainable business model spanning 160 years • Well managed through past credit cycles • Conservative operating philosophy • Consistent profitability – 131 consecutive quarters Premier Midwest franchise with top quartile performance High quality balance sheet & robust capital position (11.30% CET1) Prudent risk management & credit culture with strong asset quality Increased scale to continue investments in technology Track record of well-executed acquisitions with a well-defined M&A strategy Experienced and proven management team 6

Note: Headquarters loan and deposit balances include special assets, loan marks, and other out of market and corporately held balances. Loan balances exclude PPP balances. complementary market centric strategies Loans $3.0B / Deposits $2.8B Loans $1.7B / Deposits $4.9B Loans $4.0B / Deposits $5.0B 7 Loans $1.8B / Deposits $0.2B

# key business lines

**Diversified financial holding company with comprehensive and innovative solutions for individuals and businesses**

| First – first financial bank | yellow CARDINAL ADVISORY GROUP – a first financial company | BANNOCKBURN GLOBAL FOREX | oak street funding | First – first franchise capital® | SUMMIT Funding Group – a first financial bank company |
|---|---|---|---|---|---|
| Full suite of diversified financial products for individuals and businesses | Wealth & asset management services for individuals and businesses | Foreign currency advisory, hedge analytics, and transaction processing for closely held enterprises | Specialty lender to insurance industry, RIAs, CPAs and indirect auto finance companies | Specialty lender to quick-serve restaurant franchisees | Full-service equipment financing company |
| **$17.1 Billion** Assets | **$4.9 Billion** Assets Under Care | **9 Offices** Across the U.S. | **$658 Million** Loans | **$254 Million** Loans | **$400+ Million** 2022 Originations |
| **$12.8 Billion** Deposits | **$23.6 Million** LTM Revenue | **$63.3 Million** Record LTM Revenue | **~12%** YoY Loan Growth | **2%** of Overall Portfolio | **4th** Largest Independent U.S. Equipment Finance Platform At Acquisition |
| **26.46%** Adjusted MRQ ROATCE | **$468 Million** Record LTM Wealth Advisory Sales | **2,000+** Clients | **6%** of Overall Portfolio | | High Yielding Portfolio |
| | **~9,000** Relationships | | | | |

First – first financial bancorp

8

EQUAL OPPORTUNITY LENDER   EQUAL HOUSING LENDER   FDIC

The number of Trust & Investments and RPS relationships are updated as of 9/30/22. All other data as of 12/31/22. diversified lines of business 9

# revenue growth strategies

## LOB | Go-to-Market

### Product & Pricing

- Regional pricing strategy
- Treasury Management product investments
- Investments in Product Management

### Talent Expansion

- Up-Market Commercial talent acquisition
- Added new commercial sales talent to Chicago and Cleveland
- Added talent in Wealth Mgmt.:
  - Succession planning
  - Investment banking
  - Fixed income

### Client Experience

- Improved Cash Management Platform
- Improved Online Banking Product
- Blend – Mortgage Origination
- nCino – Commercial loan origination and online account opening

## Distribution

### Defined Models

- Community
- Metro
- Headquarters
- National

### Capacity Plans

- Increased physical distribution network
- Closed 67 locations in last 5 years[1]
- Aligned sales teams to distribution models

### Expanded Capabilities

- Acquired Bannockburn enabling us to provide foreign exchange services
- Rollout of "in-house" derivatives desk capabilities
- Investment in Wealth Mgmt.:
  - Business succession
  - Fixed income strategies
  - Alternative investments
  - Improved digital platform
- Acquired Summit providing significant improvement to lease product offering
- Acquired Brady Ware Capital specializing in investment banking for mid-sized businesses

## Technology

### Enterprise Data Management

- Investment in data warehouse
- Enabling data as a strategic asset
- Connection into CRM platform

### Enterprise CRM

- Company-wide implementation of SFDC
- Marketing automation and sales enablement programdevelopment
- Sales Management
- Operational Integration

### Digital Transformation

- Roadmap Creation
- Increased Resource Allocation
- Enhanced Client Experience

## Talent

### Staffing Model

- Defined company FTE targets
- Larger salesforce intargeted Lines of Business

### Culture

- Diversity and inclusion is a strategic priority
- Refreshed Corporate Strategic Intent
- Attraction/recruitment engagement and retention programs

FIRST
first financial bancorp

10

[1] Post MainSource merger

EQUAL OPPORTUNITY LENDER · EQUAL HOUSING LENDER · FDIC

About First Financial Bancorp Financial Performance Appendix 11 presentation contents

2Q 2023 results 131st Consecutive Quarter of Profitability 12 • EOP assets increased $156.3 million compared to the linked quarter to $17.1 billion • EOP loans increased $116.8 million compared to the linked quarter to $10.6 billion • Average deposits decreased $98.3 million compared to the linked quarter to $12.7 billion • EOP investment securities decreased $138.0 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income – $53.3 million; $53.5 million as adjusted1 • Noninterest expense – $120.6 million; $116.9 million as adjusted1 • Efficiency ratio – 56.76%. Adjusted1 efficiency ratio – 54.94% • Effective tax rate of 19.1%. Adjusted1 effective tax rate of 19.3% • Net interest income – $159.2 million • Net interest margin of 4.43% on a GAAP basis; 4.48% on a fully tax equivalent basis1 • Net income – $65.7 million or $0.69 per diluted share. Adjusted1 net income – $68.7 million or $0.72 per diluted share • Return on average assets – 1.55%. Adjusted 1 return on average assets – 1.62% • Return on average shareholders’ equity – 12.32%. Adjusted1 return on average shareholders’ equity – 12.90% • Return on average tangible common equity – 25.27%1. Adjusted1 return on average tangible common equity – 26.46% • Provision expense - $10.7 million • Net charge-offs – $5.7 million. NCOs / Avg. Loans – 0.22% annualized • Classified Assets / Total Assets - 0.81% • NPA / Total Assets – 0.32% • ACL / Total Loans – 1.41% • Total capital ratio – 13.94% • Tier 1 common equity ratio – 11.30% • Tangible common equity ratio – 6.56%. Adjusted1 Tangible common equity ratio – 8.76% • Tangible book value per share – $11.02 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

2Q 2023 highlights • Quarterly earnings driven by strong net interest margin and robust fee income • Adjusted1 earnings per share – $0.72 • Adjusted1 return on assets – 1.62% • Adjusted1 pre-tax, pre-provision return on assets – 2.27% • Adjusted1 return on average tangible common equity – 26.46% • End of period loan balances increased during the period, in line with expectations • EOP loan balances increased $116.8 million compared to the linked quarter; 4.5% on an annualized basis • Growth included a $76.4 million increase in residential mortgage loans and a $86.9 million increase in finance leases • Total average deposit balances decreased $98.3 million, or 3.1% annualized • Higher brokered CDs and retail CDs partially offset declines in transactional accounts due to rate pressures • $214.0 million increase in brokered CDs; $95.1 million increase in retail CDs • Decline of $287.2 million in noninterest bearing deposit balances from linked quarter • Average noninterest bearing deposits were 28.8% of average total deposits at June 30, 2023 • Core deposits were stable to increasing from April to June • Net interest margin (FTE) decreased 7 bps, in line with expectations • Lower margin from first quarter driven by increased funding costs • 33 bp increase in asset yields partially offset 40 bp increase in cost of deposits • Adjusted1 noninterest income of $53.5 million • Strong foreign exchange income of $15.0 million, a decrease of $1.9 million, or 11.0%, from linked quarter • Record wealth management fees of $6.7 million • Leasing business revenue of $10.3 million, a decrease of $3.4 million, or 24.9% compared to linked quarter due to shift in product mix • Adjusted1 $0.2 million for losses on investment securities and gain related to the LIBOR cessation 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 13

2Q 2023 highlights • Adjusted1 noninterest expense of $116.9 million, a 2.0% increase from first quarter • Adjustments1 include $1.0 million tax credit investment writedown, $1.7 million of costs related to online banking conversion and $1.0 million of other costs not expected to recur such as acquisition, severance and branch consolidation costs • Increase driven by annual merit increases and higher marketing costs • Efficiency ratio of 56.8%; 54.9% as adjusted1 • Allowance for credit loss (ACL) and provision expense increased compared to linked quarter • Total ACL of $166.9 million; provision expense of $10.7 million o Loans and leases - ACL of $148.6 million; 1.41% of total loans o Unfunded Commitments - ACL of $18.2 million • Increase in provision expense driven by slower prepayment rates, net charge-offs and loan growth • NPA to total assets of 0.32% • $5.7 million in net charge-offs for the quarter; 22 bps as a percentage of loans on an annualized basis • Classified assets decreased $20.1 million to $138.9 million due to strong resolution efforts • Nonaccrual loans of $53.7 million; $19.1 million increase compared to linked quarter due to the downgrade of two relationships • Capital ratios in excess of targets • Total capital ratio of 13.94% • Tier 1 common equity of 11.30%; 30 basis point increase from linked quarter • Tangible book value increased by $0.26, or 2.4%, to $11.02 due to strong earnings • Tangible common equity increased 9 bps to 6.56%; 8.76%1 excluding ($353.0) million of AOCI • No shares repurchased in second quarter 14 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

# adjusted net income[1]

**The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance.**

| | 2Q 2023 | | | 1Q 2023 | | |
|---|---|---|---|---|---|---|
| | As Reported | Adjusted [1] | | As Reported | Adjusted [1] | |
| Net interest income | $ 159,232 | $ 159,232 | | $ 159,318 | $ 159,318 | |
| Provision for credit losses-loans and leases | $ 12,719 | $ 12,719 | | $ 8,644 | $ 8,644 | |
| Provision for credit losses-unfunded commitments | $ (1,994) | $ (1,994) | | $ 1,835 | $ 1,835 | |
| Noninterest income | $ 53,258 | $ 53,258 | | $ 55,543 | $ 55,543 | |
| less: gains (losses) on security transactions | - | (466) | A | - | 121 | A |
| less: other | - | 227 | A | - | - | A |
| Total noninterest income | $ 53,258 | $ 53,497 | | $ 55,543 | $ 55,422 | |
| Noninterest expense | $ 120,615 | $ 120,615 | | $ 116,693 | $ 116,693 | |
| less: tax credit investment writedown | - | 984 | A | - | 104 | A |
| less: online banking conversion costs | - | 1,717 | A | - | 31 | A |
| less: other | - | 1,044 | A | - | 2,000 | A |
| Total noninterest expense | $ 120,615 | $ 116,870 | | $ 116,693 | $ 114,558 | |
| Income before income taxes | $ 81,150 | $ 85,134 | | $ 87,689 | $ 89,703 | |
| Income tax expense | $ 15,483 | $ 15,483 | | $ 17,286 | $ 17,286 | |
| plus: after-tax impact of tax credit investment @ 21% | - | 81 | | - | 82 | |
| plus: tax effect of adjustments (A) @ 21% statutory rate | - | 837 | | - | 423 | |
| Total income tax expense | $ 15,483 | $ 16,401 | | $ 17,286 | $ 17,791 | |
| Net income | $ 65,667 | $ 68,733 | | $ 70,403 | $ 71,912 | |
| Net earnings per share - diluted | $ 0.69 | $ 0.72 | | $ 0.74 | $ 0.76 | |
| Pre-tax, pre-provision return on average assets | 2.17% | 2.27% | | 2.35% | 2.40% | |

[1] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliations.

All dollars shown in thousands, except per share amounts

FIRST
first financial bancorp
15
EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

profitability 16 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Efficiency Ratio $0.69$0.74$0.73 $0.59$0.55 $0.72 $0.76 $0.73 $0.61 $0.56 2Q231Q234Q223Q222Q22 Diluted EPS Adjusted EPS 1 1.55% 1.69%1.63% 1.35%1.28% 1.62%1.72%1.63% 1.40% 1.31% 2Q231Q234Q223Q222Q22 ROA Adjusted ROA 1 25.27% 29.02%29.93% 22.29%20.68% 26.46% 29.64%29.86% 23.12% 21.26% 2Q231Q234Q223Q222Q22 ROATCE Adjusted ROATCE 1 61.8% 69.3% 58.2% 54.3% 56.8%60.9% 58.5% 55.1% 53.3% 54.9% 2Q22 3Q22 4Q22 1Q23 2Q23 Efficiency Ratio Adjusted Efficiency Ratio 1

net interest income & margin 17 Net Interest Margin (FTE) 2Q23 NIM (FTE) Progression Net Interest Income All dollars shown in millions 1Q23 4.55% Asset yields/mix 0.34% Deposit & funding costs/mix -0.40% Accretion/other -0.01% 2Q23 4.48% $5.0$4.3 $5.0 $4.2 $3.9 $1.1$1.1$1.2 $2.3 $2.6 $159.2$159.3$157.9 $137.9 $117.0 2Q231Q234Q223Q222Q22 Loan Fees Loan Accretion 4.30%4.39%4.28% 3.78% 3.24% 0.14% 0.12% 0.15% 0.12% 0.11% 0.04% 0.04% 0.04% 0.07% 0.08% 4.48% 4.55% 4.47% 3.98% 3.45% 2Q231Q234Q223Q222Q22 Basic Margin (FTE) Loan Fees Loan Accretion

liquidity and beta profile 18 1Historical data adjusted for the merger with MainSource Financial Group, Inc. using the sum of the individual components. Historical Deposit and Loan Betas1 Total Deposit Beta Loan Beta Liquidity Trends 29% 30% 29% 28% 26% 25% 24% 24% 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Cash + Securities / Assets 24% 33% 27% 3Q15-2Q19 Fed Cycle (+225bps) 3Q19-4Q21 Fed Cycle (-225bps) 1Q22-2Q23 Fed Cycle (+500bps) 53% 77% 66% 3Q15-2Q19 Fed Cycle (+225bps) 3Q19-4Q21 Fed Cycle (-225bps) 1Q22-2Q23 Fed Cycle (+500bps) 74% 72% 72% 77% 79% 81% 82% 82% 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Loans / Deposits Ratio

noninterest income 19 Noninterest Income 2Q23 Highlights All dollars shown in thousands • Total fee income 25.1% of net revenue • Foreign exchange income of $15.0 million; decreased $1.9 million, or 11.0%, from the linked quarter • Leasing business income of $10.3 million; decreased $3.4 million, or 24.9%, from the linked quarter due to change in product mix • Record trust and wealth management fees of $6.7 million increased $0.4 million, or 6.0%, from the linked quarter • Deposit service charge income of $7.0 million; increased $0.5 million, or 7.0%, from the linked quarter • Mortgage banking income of $3.8 million; increased $1.5 million, or 64.4%, from the linked quarter • Client derivative income of $1.8 million; $0.8 million, or 81.8%, increase from the linked quarter Service Charges $6,972 13% Wealth Mgmt $6,713 13% Bankcard income $3,692 7% Client derivative fees $1,827 4% Foreign exchange income $15,039 28% Leasing business income $10,265 19% Mortgage origination income $3,839 7% Other $4,911 9% Total $53.3 million noninterest expense 20 Noninterest Expense 2Q23 Highlights All dollars shown in thousands • Core expenses increased $2.3 million, or 2%, primarily due to annual merit increases and higher marketing expenses; partially offset by lower fraud and leasing business expenses • Adjustments include: • $1.0 million tax credit investment writedown • $1.7 million of costs related to online banking conversion • $1.0 million of other costs not expected to recur such as acquisition, branch consolidation and severance costs Salaries and benefits $74,199 62%Occupancy and equipment $8,968 7% Data processing $9,871 8% Professional services $2,308 2% Intangible amortization $2,601 2% Leasing business expense $6,730 6% Other $15,938 13% Total $120.6 million average balance sheet 21 Average Loans Average Securities Average Deposits All dollars shown in millions 1 Includes loans fees and loan accretion $10,514$10,373$10,059$9,597$9,368 7.03% 6.63%6.01% 5.05% 4.16% 2Q231Q234Q223Q222Q22 Gross Loans Loan Yield (Gross) 1 $3,560$3,635$3,705$4,003$4,118 4.01%3.94%3.68% 3.11% 2.78% 2Q231Q234Q223Q222Q22 Average Investment Securities Investment Securities Yield $12,714$12,812$12,632$12,371$12,538 1.40% 1.00% 0.51% 0.20%0.09% 2Q231Q234Q223Q222Q22 Total Deposits Cost of Deposits

deposits 22 Deposit Product Mix (Avg) 2Q23 Average Deposit Progression All dollars shown in millions Total growth/(decline): ($98.3) million -$287.2 -$56.4 -$102.0 $57.2 $95.1 $214.0 -$19.0 Noninterest-bearing Interest-bearing demand Savings Money Markets Retail CDs Brokered Deposits Public Funds Noninterest- bearing $3,501 28% Interest-bearing demand $1,635 13% Savings $1,257 10% Money Markets $2,131 17% Retail CDs $1,045 8% Brokered Deposits $1,322 10% Public Funds $1,823 14% Total $12.7 billion average deposit trends 23 All dollars shown in millions, except for uninsured deposits, which are shown in billions Business Public Funds Personal Uninsured Deposits Uninsured deposits (per call report instructions) 4,581$ Less: Public funds 1,658 Less: Intercompany deposits 391 Adjusted uninsured deposits 2,532 Borrowing capacity 5,840 Borrowing capacity in excess of adjusted uninsured deposits $ 3,308 Borrowing capacity as a % of adjusted uninsured deposits 230.6% Adjusted uninsured deposits to total deposits 19.8% $5,821$5,903$5,910$6,095$6,232$6,171 2Q231Q234Q223Q222Q221Q22 $3,664$3,881$4,133$4,052$4,051$4,192 2Q231Q234Q223Q222Q221Q22 $1,823$1,842 $2,026$2,005$2,082$2,121 2Q231Q234Q223Q222Q221Q22

average deposit trends-continued 24 All dollars shown in billions 2023 Average deposits by month $5.91 $5.90 $5.90 $5.89 $5.78 $5.79 $3.98 $3.88 $3.79 $3.69 $3.65 $3.65 $1.91 $1.85 $1.77 $1.74 $1.84 $1.88 $11.80 $11.63 $11.45 $11.32 $11.28 $11.32 January February March April May June Personal Business Public Funds

deposit concentrations 25 Business Deposits by Sector All dollars shown in millions NAICS Sector 6/30/23 % of Total Deposits Manufacturing $567.3 4.4% Real Estate and Rental and Leasing 453.5 3.6% Finance and Insurance 446.5 3.5% Construction 319.0 2.5% Professional, Scientific, and Technical Services 265.3 2.1% Other Services (except Public Administration) 286.1 2.2% Health Care and Social Assistance 223.0 1.7% Retail Trade 180.7 1.4% Accommodation and Food Services 147.1 1.2% Wholesale Trade 120.6 0.9% Administrative and Support and Waste Management 78.6 0.6% Agriculture, Forestry, Fishing and Hunting 86.2 0.7% Transportation and Warehousing 73.4 0.6% Arts, Entertainment, and Recreation 63.6 0.5% Educational Services 56.2 0.4% Other 284.3 2.2% Grand Total $3,651.3 28.6%

26 Borrowing Capacity • Interest-bearing deposits with other banks of $485 million • Investment securities portfolio: • 98% of investment portfolio classified as available-for-sale • $626 million of expected cash flow from securities portfolio in next 12 months • $171 million of securities available to be sold at breakeven • $658 million of floating rate securities with minimal losses • Portfolio duration of 4.4 years at June 30, 2023 borrowing capacity & cash/investment liquidity Cash/Investment Liquidity (dollars shown in thousands) FHLB borrowing availability 494,653$ Fed Discount Window availability 891,073 Brokered CDs/Deposit placement services 2,890,971 Fed funds 1,563,000 Total as of June 30, 2023 5,839,697$

loan portfolio 27 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) All dollars shown in millions Total growth/(decline): $116.8 million $5.0 -$22.8 -$8.3 -$5.6 $94.2 -$32.4 $87.4 -$0.7 ICRE Commercial & Small Business Banking Oak Street Franchise Summit Consumer Mortgage Other ICRE $3,547 34% Commercial & Small Business Banking $3,344 32% Oak Street $658 6% Franchise $254 2% Summit $485 5% Consumer $926 9% Mortgage $1,334 12% Other $2 0% Total $10.6 Billion

loan concentrations 28 C&I and Owner Occupied CRE Loans by Sector1 Investor CRE Loans by Property Type All dollars shown in millions 1 Excludes Summit Funding Group Property Type 6/30/23 % of Total Loans Residential Multi Family 5+ $1,020.3 9.7% Retail Property 792.1 7.5% Office 485.3 4.6% Industrial 407.5 3.9% Hospital/Nursing Home 323.9 3.1% Hotel 273.4 2.6% Land 97.2 0.9% Residential 1-4 Family 74.6 0.7% Other Real Estate 49.5 0.5% Other 23.5 0.2% Grand Total $3,547.2 33.6% NAICS Sector 6/30/23 % of Total Loans Real Estate and Rental and Leasing $836.8 7.9% Finance and Insurance 756.2 7.2% Manufacturing 578.4 5.5% Accommodation and Food Services 327.5 3.1% Health Care and Social Assistance 251.0 2.4% Construction 225.4 2.1% Professional, Scientific, and Technical Services 193.9 1.8% Retail Trade 174.9 1.7% Other Services (except Public Administration) 161.5 1.5% Agriculture, Forestry, Fishing and Hunting 157.3 1.5% Wholesale Trade 132.1 1.3% Transportation and Warehousing 118.8 1.1% Arts, Entertainment, and Recreation 87.5 0.8% Administrative and Support and Waste Management 75.7 0.7% Public Administration 62.5 0.6% Other 119.1 1.1% Grand Total $4,258.5 40.4%

area of focus - office portfolio (non-owner occupied)1 29 Office Property Type 1 all graphs depicted on this slide only include office loans greater than $2.5 million All dollars shown in millions • $485 million balance represents 4.6% of total loan portfolio • $76 million are less than $2.5 million individually; 100% pass risk rating • $409 million managed by investor real estate line of business • 72% of portfolio is suburban • Average LTV of 63% • Majority of exposure is in our metro markets and secured by suburban Class A & Class B assets with recourse to the sponsor • No exposure to gateway cities • $7 million on nonaccrual status • $24 million rated special mention Office Property Footprint Office Property Market $355 87% $38 9% $16 4% General Office Medical Mixed Use $314 77% $95 23% Footprint Out of Footprint $293 72% $111 27% $5 1% Suburban Urban Small Market

# current expected credit losses - loans and leases

## ACL / Total Loans



1.25%
1.27%
1.29%
1.36%
1.41%
$117.9
$124.1
$133.0
$141.6
$148.6
2Q22
3Q22
4Q22
1Q23
2Q23
Allowance for Credit Losses
ACL / Total Loans

All dollars shown in millions

## 2Q23 Highlights

- $166.9 million combined ACL; $10.7 million combined provision expense
- $148.6 million ACL – loans and leases; increase driven by slower prepayment rates, net charge-offs and loan growth; 1.41% of loan balances
- Utilized Moody's June baseline forecast in quantitative model
- $18.2 million ACL – unfunded commitments

## ACL by Loan Type

| | 2Q22 | 3Q22 | 4Q22 | 1Q23 | 2Q23 |
|---|---|---|---|---|---|
| Loans | | | | | |
| Commercial and industrial | $ 39,179 | $ 41,032 | $ 42,313 | $ 45,905 | $ 42,627 |
| Lease financing | 2,212 | 2,450 | 3,571 | 3,950 | 8,069 |
| Real estate -construction | 11,965 | 14,046 | 13,527 | 13,646 | 11,778 |
| Real estate - commercial | 39,856 | 38,071 | 41,106 | 42,020 | 44,451 |
| Real estate - residential | 7,383 | 9,422 | 12,684 | 15,536 | 19,405 |
| Home equity | 10,980 | 11,620 | 12,447 | 13,380 | 15,067 |
| Installment | 1,189 | 4,855 | 4,945 | 4,693 | 4,466 |
| Credit card | 5,121 | 2,600 | 2,384 | 2,461 | 2,783 |
| ACL-loan and lease losses | $ 117,885 | $ 124,096 | $ 132,977 | $ 141,591 | $ 148,646 |
| ACL-unfunded commitments | $ 16,661 | $ 17,046 | $ 18,388 | $ 20,223 | $ 18,229 |

All dollars shown in thousands

FIRST

first financial bancorp

30

EQUAL OPPORTUNITY LENDER
EQUAL HOUSING LENDER
FDIC

asset quality 31 Nonperforming Assets / Total AssetsClassified Assets / Total Assets Net Charge Offs & Provision Expense1 . 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions $2.0 $1.7 $(0.2) $0.0 $5.7 -$0.8 $8.3 $10.0 $10.5 $10.7 0.22% 0.00% -0.01% 0.07%0.08% 2Q22 3Q22 4Q22 1Q23 2Q23 NCOs Provision Expense NCOs / Average Loans $54.0 $34.8 $39.8 $47.4$50.2 0.32% 0.21%0.23%0.28%0.31% 2Q231Q234Q223Q222Q22 NPAs NPAs / Total Assets $138.9 $159.0 $128.1 $115.0$119.8 0.81% 0.94% 0.75% 0.69% 0.74% 2Q231Q234Q223Q222Q22 Classified Assets Classified Assets / Total Assets

capital 32 Tier 1 Common Equity Ratio Total Capital Ratio Tangible Common Equity Ratio 6/30 Risk Weighted Assets = $13,118,477 All capital numbers are considered preliminary. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted TCE excludes impact from AOCI Tier 1 Capital Ratio 6.40% 5.79% 5.95% 6.47% 6.56% 8.01% 8.07% 8.20% 8.54% 8.76% 2Q22 3Q22 4Q22 1Q23 2Q23 TCE ratio Adjusted TCE ratio 1 11.30%11.00%10.83%10.82%10.91% 7.00% 2Q231Q234Q223Q222Q22 Tier 1 Common Equity Ratio Basel III minimum 11.64%11.34%11.17%11.17%11.28% 8.50% 2Q231Q234Q223Q222Q22 Tier 1 Capital Ratio Basel III minimum 13.94%13.66%13.64%13.73%13.94% 10.50% 2Q231Q234Q223Q222Q22 Total Capital Ratio Basel III minimum capital ratios including all unrealized losses1 33 Tier 1 Common Equity Ratio Total Capital Ratio 6/30 Risk Weighted Assets = $13,118,477 All capital numbers are considered preliminary. 1 Assumes Company holds cash proceeds of securities sales Tier 1 Capital Ratio 9.48%9.37%8.93%8.83% 9.90% 7.00% 2Q231Q234Q223Q222Q22 Tier 1 Common Equity Ratio Basel III minimum 1 9.85%9.74%9.30%9.21% 10.30% 8.50% 2Q231Q234Q223Q222Q22 Tier 1 Capital Ratio Basel III minimum 1 12.32%12.23%11.96%11.99% 13.22% 10.50% 2Q231Q234Q223Q222Q22 Total Capital Ratio Basel III minimum 1 capital strategy 34 Strategy & DeploymentTangible Book Value Per Share • 4.5% annualized dividend yield • 33.3% of 2Q23 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • Common dividend expected to remain unchanged in near-term • No shares repurchased in 2Q23; no plans to repurchase shares in near- term • 2.4% increase in TBV per share driven by strong earnings during the period $11.02 $10.76 $9.97 $9.48 $10.27 2Q231Q234Q223Q222Q22 Tangible Book Value per Share

outlook commentary1 • Loan balances expected to grow mid single digits in near-term • Deposit balances expected to increase modestly in near-term • Investment portfolio expected to decline as cash flows fund loan growth 35 • Total noninterest expense expected to be $117 - 119 million • Expected to be stable excluding growth in leasing business expense • Incentive expense will fluctuate with fee income Noninterest Expense Net Interest Margin Balance Sheet Credit • Continued stability in credit quality metrics • ACL coverage expected to be slightly higher • Uncertainty regarding inflation and macroeconomic environment Noninterest Income • Total expected fee income of $53 - 55 million 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • 4.25% - 4.35% which assumes a 25 bp Fed Funds hike in July • Uncertainty remains around Fed Funds path, deposit repricing, loan growth Capital • Expect to maintain dividend at current levels

About First Financial Bancorp Financial Performance Appendix 36 presentation contents appendix: our markets 37 • Greater Cincinnati/Dayton • Loans $4.4 billion • Deposits $6.1 billion • Deposit Market Share T- #4 (2.7%) • Banking Centers 50 • Fortune 500 Companies 8 • Indianapolis • Loans $1.0 billion • Deposits $0.7 billion • Deposit Market Share #14 (1.2%) • Banking Centers 9 • Fortune 500 Companies 2 • Columbus, OH • Loans $1.3 billion • Deposits $0.3 billion • Deposit Market Share #18 (0.4%) • Banking Centers 4 • Fortune 500 Companies 5 • National • Loans $1.8 billion • Deposits $0.2 billion • Louisville • Loans $0.3 billion • Deposits $0.6 billion • Deposit Market Share #12 (1.3%) • Banking Centers 6 • Fortune 500 Companies 3 • Community Markets • Loans $1.7 billion • Deposits $4.9 billion • Banking Centers 61 All numbers as of 6/30/2023 except deposit market share which is as of 6/30/2022. Greater Cincinnati/Dayton and deposit balances include special assets, loan marks, and other out of market and corporately held balances. Loan balances exclude PPP balances.

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 38 appendix: non-GAAP measures appendix: non-GAAP to GAAP reconciliation 39 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent June 30, Mar. 31, Dec. 31, Sep. 30, June 30, 2023 2023 2022 2022 2022 Net interest income 159,232$ 159,318$ 157,896$ 137,892$ 117,010$ Tax equivalent adjustment 1,601 1,424 1,553 1,712 1,625 Net interest income - tax equivalent 160,833$ 160,742$ 159,449$ 139,604$ 118,635$ Average earning assets 14,403,542$ 14,326,645$ 14,136,477$ 13,917,815$ 13,780,243$ Net interest margin1 4.43% 4.51% 4.43% 3.93% 3.41 % Net interest margin (fully tax equivalent)1 4.48% 4.55% 4.47% 3.98% 3.45 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation 40 All dollars shown in thousands Additional non-GAAP ratios June 30, Mar. 31, Dec. 31, Sep. 30, June 30, (Dollars in thousands, except per share data) 2023 2023 2022 2022 2022 Net income (a) 65,667$ 70,403$ 69,086$ 55,705$ 51,520$ Average total shareholders' equity 2,137,765 2,082,210 2,009,564 2,089,179 2,099,670 Less: Goodwill (1,005,791) (1,005,713) (998,575) (999,690) (999,958) Other intangibles (89,878) (92,587) (95,256) (97,781) (100,354) Average tangible equity (b) 1,042,097 983,910 915,733 991,708 999,358 Total shareholders' equity 2,143,419 2,121,496 2,041,373 1,994,132 2,068,670 Less: Goodwill (1,005,828) (1,005,738) (1,001,507) (998,422) (999,959) Other intangibles (88,662) (91,169) (93,919) (96,528) (99,019) Ending tangible equity (c) 1,048,929 1,024,589 945,947 899,182 969,692 Less: AOCI (353,010) (328,059) (358,663) (354,570) (243,328) Ending tangible equity less AOCI (d) 1,401,939 1,352,648 1,304,610 1,253,752 1,213,020 Total assets 17,090,149 16,933,884 17,003,316 16,623,793 16,243,714 Less: Goodwill (1,005,828) (1,005,738) (1,001,507) (998,422) (999,959) Other intangibles (88,662) (91,169) (93,919) (96,528) (99,019) Ending tangible assets (e) 15,995,659 15,836,977 15,907,890 15,528,843 15,144,736 Risk-weighted assets (f) 13,118,477 13,025,552 12,923,233 12,467,422 11,982,860 Total average assets 16,968,055 16,942,999 16,767,598 16,385,989 16,185,978 Less: Goodwill (1,005,791) (1,005,713) (998,575) (999,690) (999,958) Other intangibles (89,878) (92,587) (95,256) (97,781) (100,354) Average tangible assets (g) 15,872,386$ 15,844,699$ 15,673,767$ 15,288,518$ 15,085,666$ Ending shares outstanding (h) 95,185,483 95,190,406 94,891,099 94,833,964 94,448,792 Ratios Return on average tangible shareholders' equity (a)/(b) 25.27% 29.02% 29.93% 22.29% 20.68% Ending tangible equity as a percent of: Ending tangible assets (c)/(e) 6.56% 6.47% 5.95% 5.79% 6.40% Risk-weighted assets (c)/(f) 8.00% 7.87% 7.32% 7.21% 8.09% Ending tangible equity excluding AOCI as a percent of: Ending tangible assets (d)/(e) 8.76% 8.54% 8.20% 8.07% 8.01% Average tangible equity as a percent of average tangible assets (b)/(g) 6.57% 6.21% 5.84% 6.49% 6.62% Tangible book value per share (c)/(h) 11.02$ 10.76$ 9.97$ 9.48$ 10.27$ Three months ended,

# appendix: non-GAAP to GAAP reconciliation

## Additional non-GAAP measures

| (Dollars in thousands, except per share data) | 2Q23 As Reported | 2Q23 Adjusted | 1Q23 As Reported | 1Q23 Adjusted | 4Q22 As Reported | 4Q22 Adjusted | 3Q22 As Reported | 3Q22 Adjusted |
|---|---|---|---|---|---|---|---|---|
| Net interest income (f) | $ 159,232 | $ 159,232 | $ 159,318 | $ 159,318 | $ 157,896 | $ 157,896 | $ 137,892 | $ 137,892 |
| Provision for credit losses-loans and leases (j) | 12,719 | 12,719 | 8,644 | 8,644 | 8,689 | 8,689 | 7,898 | 7,898 |
| Provision for credit losses-unfunded commitments (j) | (1,994) | (1,994) | 1,835 | 1,835 | 1,341 | 1,341 | 386 | 386 |
| Noninterest income | 53,258 | 53,258 | 55,543 | 55,543 | 56,035 | 56,035 | 42,534 | 42,534 |
| less: gains (losses) on security transactions | | (466) | | 121 | | 922 | | (880) |
| less: other | | 227 | | - | | - | | - |
| Total noninterest income (g) | 53,258 | 53,497 | 55,543 | 55,422 | 56,035 | 55,113 | 42,534 | 43,414 |
| Noninterest expense | 120,615 | 120,615 | 116,693 | 116,693 | 124,442 | 124,442 | 125,068 | 125,068 |
| less: tax credit investment writedown | | 984 | | 104 | | 6,406 | | 17,212 |
| less: Summit acquisition costs | | 1,717 | | 31 | | 149 | | 76 |
| less: Other | | 1,044 | | 2,000 | | 558 | | 1,671 |
| Total noninterest expense (e) | 120,615 | 116,870 | 116,693 | 114,558 | 124,442 | 117,329 | 125,068 | 106,109 |
| Income before income taxes (i) | 81,150 | 85,134 | 87,689 | 89,703 | 79,459 | 85,650 | 47,074 | 66,913 |
| Income tax expense | 15,483 | 15,483 | 17,286 | 17,286 | 10,373 | 10,373 | (8,631) | (8,631) |
| plus: tax effect of adjustments | | 81 | | 82 | | 5,061 | | 13,598 |
| plus: after-tax impact of tax credit investments @ 21% | | 837 | | 423 | | 1,300 | | 4,166 |
| Total income tax expense (h) | 15,483 | 16,401 | 17,286 | 17,791 | 10,373 | 16,734 | (8,631) | 9,133 |
| Net income (a) | $ 65,667 | $ 68,733 | $ 70,403 | $ 71,912 | $ 69,086 | $ 68,916 | $ 55,705 | $ 57,780 |
| Average diluted shares (b) | 95,185 | 95,185 | 95,190 | 95,190 | 94,832 | 94,832 | 94,794 | 94,794 |
| Average assets (c) | 16,968,055 | 16,968,055 | 16,942,999 | 16,942,999 | 16,767,598 | 16,767,598 | 16,385,989 | 16,385,989 |
| Average shareholders' equity | 2,137,765 | 2,137,765 | 2,082,210 | 2,082,210 | 2,009,564 | 2,009,564 | 2,089,179 | 2,089,179 |
| Less: | | | | | | | | |
| Goodwill and other intangibles | (1,095,669) | (1,095,669) | (1,098,300) | (1,098,300) | (1,093,831) | (1,093,831) | (1,097,471) | (1,097,471) |
| Average tangible equity (d) | 1,042,097 | 1,042,097 | 983,910 | 983,910 | 915,733 | 915,733 | 991,708 | 991,708 |
| Ratios | | | | | | | | |
| Net earnings per share - diluted (a)/(b) | $ 0.69 | $ 0.72 | $ 0.74 | $ 0.76 | $ 0.73 | $ 0.73 | $ 0.59 | $ 0.61 |
| Return on average assets - (a)/(c) | 1.55% | 1.62% | 1.69% | 1.72% | 1.63% | 1.63% | 1.35% | 1.40% |
| Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c) | 2.17% | 2.27% | 2.35% | 2.40% | 2.12% | 2.26% | 1.34% | 1.82% |
| Return on average tangible shareholders' equity - (a)/(d) | 25.27% | 26.46% | 29.02% | 29.64% | 29.93% | 29.86% | 22.29% | 23.12% |
| Efficiency ratio - (e)/((f)+(g)) | 56.8% | 54.9% | 54.3% | 53.3% | 58.2% | 55.1% | 69.3% | 58.5% |
| Effective tax rate - (h)/(i) | 19.1% | 19.3% | 19.7% | 19.8% | 13.1% | 19.5% | -18.3% | 13.6% |

FIRST
first financial bancorp

All dollars shown in thousands

41

EQUAL OPPORTUNITY LENDER
EQUAL HOUSING LENDER
FDIC

First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202